As filed with the Securities and Exchange Commission on December 6, 2010
1933 Act File No.
1940 Act File No. 811-22502

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒ PRE-EFFECTIVE AMENDMENT NO. ☐ POST-EFFECTIVE AMENDMENT NO. ☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒ AMENDMENT NO. ☐ (Check appropriate box or boxes)

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS
Two International Place, Boston, Massachusetts 02110
Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq. Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$71.30
(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion	Preliminary Prospectus	Dated December 6, 2010

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited

[     ] Shares
Eaton Vance Diversified Emerging Markets Local Income Fund, Inc.
Common Shares
$20.00 per Share

Investment Objectives.  Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of current income. There is no assurance that the Fund will achieve its investment objectives.

Portfolio Contents.  The Fund seeks its objectives by investing in securities, derivatives and other instruments to establish primarily long investment exposures to emerging markets.  Under normal market conditions, the Fund will invest at least 80% of net assets in income securities of emerging market issuers denominated in the local currency and derivative instruments denominated in or based on the currencies, interest rates or credit of emerging market countries. The Fund’s use of derivatives may be extensive, and will create economic leverage in the Fund.

This prospectus sets forth concisely the information that you should know before investing in the shares of the Fund.

Because the Fund is newly organized, its common shares (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by holders of the Fund’s Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Fund’s Common Shares involves certain risks. See “Risk Considerations” beginning on page [  ] of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total	Total assuming full exercise of the over-allotment option(3)
Price to public	$20.00	$[ ]	$[ ]
Sales Load(1)	$0.90	$[ ]	$[ ]
Proceeds to Fund(2)	$19.10	$[ ]	$[ ]

(1)        The Adviser (and not the Fund or Common Shareholders) may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering. These fees are not reflected under sales load in the table above. See “Underwriters—Additional Compensation to be Paid by the Adviser.”

(2)        Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $[  ], which represents $0.04 per share. After payment of such expenses, proceeds to the Fund will be $19.06 per share. The Adviser has agreed to pay all of the Fund’s organizational expenses and the Fund’s offering expenses (other than the sales load) to the extent such offering expenses are in excess of $0.04 per share. See “Summary of Fund Expenses.”

(3)        The Fund has granted the underwriters an option to purchase up to [         ] additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.

The underwriters are offering the Common Shares subject to various conditions and expect to deliver the Common Shares to purchasers on or about [           ], 2011.

[                                ]

i

(continued from previous page)

For purposes of the Fund’s 80% policy, emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development prior to 1975, plus Turkey. Under normal market conditions, the Fund expects typically to have exposure to a minimum of 20 countries. The Fund’s investments may be highly concentrated in a geographic region.   In pursuing its investment strategy, the Fund will invest primarily in debt securities, forward foreign exchange contracts and other derivative instruments.

The Fund expects to use leverage, obtained initially through positions in forward foreign exchange contracts and other derivative instruments. The Fund expects to engage in derivative transactions primarily for leverage and investment purposes.  The Fund may also engage in derivative transactions to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of securities or currencies.

In managing the Fund, the Adviser seeks to apply its global macroeconomic and political analysis to take advantage of identified differences in countries, interest rates and currencies.  Fund investments will normally consist primarily of sovereign debt and derivatives related to sovereign credit, interest rates or currencies.

The Adviser.  The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of October 31, 2010, Eaton Vance and its affiliates managed approximately $185.2 billion of fund and separate account assets on behalf of clients.

Exchange Listing.  The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “[   ].”

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated [    ], 2011, has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Fund can be obtained without charge by calling 1-800-225-6265, by writing to the Fund at the address below or from the Fund’s website (http://www.eatonvance.com). A table of contents to the Statement of Additional Information is located at page [  ] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the internet site of the SEC (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 2 International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The underwriters named in the prospectus may purchase up to [       ] additional Common Shares from the Fund under certain circumstances.

ii

TABLE OF CONTENTS

Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objectives and Policies
Risk Considerations
Management of the Fund
Determination of Net Asset Value
Distributions
Federal Income Tax Matters
Dividend Reinvestment Plan
Description of Capital Structure
Underwriting
Custodian and Transfer Agent
Legal Opinions
Reports to Shareholders
Independent Registered Public Accounting Firm
Additional Information
Table of Contents of the Statement of Additional Information
The Fund’s Privacy Policy

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify Common Shareholders promptly of any material change to this prospectus during the period the Fund is required to deliver the prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Until [         ], 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

iii

PROSPECTUS SUMMARY The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and the Statement of Additional Information.
The Fund
Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.  Investments are based on the research, trading and portfolio management of the Fund’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”). An investment in the Fund may not be appropriate for all investors.

The Offering
The Fund is offering [    ] common shares of beneficial interest (the “Common Shares”), par value $0.0001 per Share, through a group of underwriters (the “Underwriters”) led by [  ] and [   ]. The Underwriters have been granted an option by the Fund to purchase up to [  ] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. The minimum purchase in this offering is 100 Common Shares ($2,000). See “Underwriting.” Eaton Vance has agreed to pay the amount by which the aggregate of the Fund’s offering costs (other than the sales load) exceed $0.04 per Share. Eaton Vance has agreed to pay all organizational costs of the Fund.

Investment Objectives and Policies
Investment Objectives

The Fund’s primary investment objective is to provide current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of current income.  There is no assurance that the Fund will achieve its investment objectives.

Portfolio Parameters

The Fund seeks its objectives by investing in securities, derivatives and other instruments to establish primarily long investment exposures to emerging markets.  Under normal market conditions, the Fund will invest at least 80% of net assets in income securities of emerging market issuers denominated in the local currency and derivative instruments denominated in or based on the currencies, interest rates or credit of emerging market countries. The Fund’s use of derivatives may be extensive, and will create economic leverage in the Fund.

The Adviser will conduct top-down fundamental research based on political and economic analysis at the country level to identify appropriate investments for the Fund.  The Fund’s principal investment strategy is to gain exposure to the interest rates, credit and currencies of emerging market countries by purchasing locally denominated debt and by entering into foreign currency forward contracts and other derivative positions.  Fund investments will normally consist primarily of sovereign debt and derivatives related to sovereign credit, interest rates or currencies.  Under normal market conditions, the Fund expects typically to have exposure to a minimum of 20 countries.  The Fund’s investments may be highly concentrated in a geographic region. The Fund expects to maintain significant exposure to emerging market interest rates, credit and currencies.

The Fund expects to use leverage, obtained initially through positions in forward foreign exchange contracts and other derivative instruments. The Fund expects to engage in derivative transactions primarily for leverage and investment purposes.  The Fund may also engage in derivative transactions to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of securities or currencies.

The Fund may hold liquid investments in the United States as collateral to support its positions in derivative instruments.  These investments may include securities issued by the

U.S. government and its agencies, including mortgage-backed securities (“MBS”). The Fund also may engage in securities lending, repurchase agreements and reverse repurchase agreements.

For purposes of the Fund’s 80% policy, emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975, plus Turkey.

“Net assets” means the value of the Fund’s assets, less all liabilities. “Total managed assets” means the value of all assets of the Fund (including assets acquired with leverage) less ordinary liabilities not associated with leverage, plus the notional value of long forward foreign currency contracts and other long derivative positions. See “Management of the Fund — The Adviser.”

Listing	The Fund intends to apply for the listing of its Common Shares on the NYSE under the ticker symbol “[ ].”
Leverage
The Fund expects to use leverage. The Fund expects to obtain leverage as soon as practicable after the completion of the offering of the Common Shares by entering into positions in forward foreign exchange contracts and other derivative instruments. The Fund expects initially to have leverage equal to approximately 30% to 50% of its total managed assets.

The Fund reserves the right in the future to adjust the amount of leverage used and to leverage in a different manner. Although not currently anticipated, the Fund may borrow under a credit facility or commercial paper programs and may issue debt securities or preferred shares. Use of leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates special risks (including the likelihood of greater volatility in the net asset value, the market price of and distributions on Common Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets. “Total managed assets” means the value of all assets of the Fund (including assets acquired with leverage) less ordinary liabilities not associated with leverage, plus the notional value of long forward foreign currency contracts and other long derivative positions. See “Management of the Fund — The Adviser.” The advisory agreement provides that if investment leverage exceeds 50% of the Fund’s total managed assets, the Adviser will not receive a management fee on leveraged assets in excess of this amount. See “Use of Leverage and Related Risks” and “Management of the Fund — The Adviser.”

Investment Adviser and Administrator
Eaton Vance, a direct wholly owned subsidiary of Eaton Vance Corp., is the Fund’s investment adviser and administrator. As of October 31, 2010, Eaton Vance and its affiliates managed approximately $185.2 billion of fund and separate account assets on behalf of clients.

See "Management of the Fund — The Adviser" for a description of the management fees paid to the Adviser.

Distributions	The Fund intends to pay regular [quarterly] distributions to Common Shareholders from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution may vary. The tax treatment and characterization of the Fund’s distributions may vary substantially over time because of the nature of the Fund’s investments. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures obtained through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. In certain circumstances, this practice may result in a portion of distributions to Common Shareholders being characterized as return of capital for federal income tax purposes as discussed below. Initial distributions to Common Shareholders are expected to be declared approximately [75] days and are expected to be paid approximately [90 to 120] days after the completion of this offering.

To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. At least annually, the Fund intends to distribute any net capital gain not previously distributed or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Fund’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the Investment Company Act of 1940, as amended (the “1940 Act”), for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

Upon commencement of operations, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

Dividend Reinvestment Plan
The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Fund, if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend reinvestment plan.”

Closed-end Fund Structure	Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Directors, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Directors might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Share. The Directors might also consider the conversion of the Fund to an open-end management investment company in response to substantial and sustained trading discounts. The Directors believe that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Directors would vote to convert the Fund to an open-end management investment company. Any such conversion would also require approval from the Fund’s Common Shareholders. See “Description of capital structure.”

Special Risk Considerations
General Investing Risks

No operating history.  The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. Prospective investors have no track record or history on which to base their investment decision. The Fund’s Common Shares have no history of public trading.

Investment and market risk.  An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.

Tax risk.  The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. See “Federal income tax matters.”

Management risk.  The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy.

Market price of common shares.  The shares of closed-end funds often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value.

Market disruption.  The wars in Afghanistan and Iraq and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the global economy and securities markets.

Anti-takeover provisions.  The Fund’s Articles of Incorporation and By-Laws include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board of Directors. See “Description of capital structure—Anti-takeover provisions in the Articles of Incorporation.”

Portfolio Risks

Emerging Markets Risks. Investments in foreign markets, including emerging markets could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Foreign Currency Risk.  Foreign currency exchange rates may fluctuate significantly over long and short periods of time. Exchange rates are determined by the balance of supply and demand in the currency markets, which is affected by trade and investment flows, relative interest rates, investor sentiment, government policies, political developments and other factors.  Factors influencing currency movements may be unpredictable and difficult to analyze.  Currency investments are subject to significant risk of loss.

The Fund may enter into currency positions both to gain desired investment exposures and for hedging purposes.  Although currency hedging transactions when utilized seek to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, a hedging transaction that converts a foreign currency exposure into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.

Derivatives Risk. The use of derivatives can lead to losses due to adverse movements in the price or value of the reference asset, index, rate or instrument underlying the derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure changes in the value of its investments. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Lower Rated Investments. The Fund may invest in securities of any investment quality, including those rated below investment grade (which are those rated below Baa by Moody’s Investors Services, Inc. ("Moody’s"), or below BBB by Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or in unrated securities considered to be of comparable quality by the Adviser ("junk investments"). Investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals and obtain additional financing may be impaired.

Credit Risk. Debt securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt security also may decline because of growing concerns about the issuer’s ability to make principal and interest payments.

Interest rate and income risk. The prices of fixed-rate securities held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. In typical market interest rate environments, the prices of longer-term fixed-rate securities tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate securities. A decline in the prices of the fixed-rate securities owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund’s Common Shares. This risk is usually greater among fixed-rate securities with longer maturities or durations.

Call and other reinvestment risks.  If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call is exercised by an issuer during a period of declining interest rates, the Fund is likely to replace the called security with a lower yielding security. This could decrease the Fund’s distributions and possibly affect the market price of Common Shares. Similar risks exist when the Fund invests the proceeds from maturing obligations at market interest rates that are below the Fund’s current earnings rate.

Inflation risk/deflation risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.

Liquidity Risk. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it difficult to sell securities held at desirable times and prices. The Fund may not be able to readily dispose of less liquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity of securities held could also affect the market price of the securities, thereby adversely affecting the Fund’s net asset value.

Adviser Fee Conflict Risk.  The fee paid to the Adviser for investment management services will be higher when the Fund uses leverage because the fee will be paid on the basis of the Fund’s total managed assets, including assets acquired with leverage. Consequently, the Adviser may have a financial interest for the Fund to utilize such leverage, which may create a conflict of interest between the Adviser and the Common Shareholders of the Fund.

Effects of Leverage.  Use of leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, increases the likelihood of greater volatility in the net asset value, the market price of and distributions on Common Shares.  There can be no assurance that a leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed.

U.S. Government Securities Risk. U.S. Government securities include Treasury Securities, which differ in their interest rates, maturities and times of issuance, and Agency Securities. Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes leverage (through the use of forward foreign currency contracts [and certain other derivatives on foreign investments]) in an amount equal to 40% of the Fund's total managed assets, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The management fee borne by Common Shareholders will increase to the extent the Adviser uses forward foreign currency contracts and certain other foreign investments derivatives to create leverage on behalf of the Fund. See "Management of the Fund -- The Adviser" for an explanation of the method of calculating the management fee and how this method differs from the way closed-end investment companies typically calculate management fees.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	[4.50]%
Expenses Borne by the Common Shareholders	[0.20]% (1)(2)
Dividend Reinvestment Plan Fees	None (3)

Percentage of net assets attributable to Common Shares (assuming leveraging)(4)
Annual Expenses (as a percentage of net assets attributable to Common Shares)
Investment Advisory and Administration Fee	[0.91]%
Other Expenses	[0.40]% (5)
[Payment Related to Leverage]	[ ]% (6)
Total Annual Expenses	[ ]%

The Other expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately [       ] Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00), assuming (i) total annual expenses of [   ]% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

*           The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)           Eaton Vance has agreed to pay all organizational costs and offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price).

(2)           [Eaton Vance has agreed to pay from its own assets, an upfront structuring fee to [       ]. Eaton Vance has agreed to pay marketing and structuring fees and/or other additional compensation to certain qualifying underwriters in connection with the offering. These payments will be made by Eaton Vance from its own resources, and are not borne by the Fund. See “Underwriting.”]

(3)           You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)           Stated as percentages of net assets attributable to Common Shares assuming no leverage, the Fund’s expenses would be estimated to be as follows:

Percentage of net assetsattributable to Common Shares (assuming no leverage)
Annual expenses
Management fee	[0.65]%
Other expenses	[ ]%(5)
Total annual expenses	[ ]%

(5)           Estimated other expenses based on the current fiscal year.
(6)           [To be added]

THE FUND

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a corporation on December [  ], 2010 pursuant to Articles of Incorporation (the “Articles of Incorporation”) governed by the laws of the State of Maryland.  The Fund has no operating history. The Fund’s principal office is located at 2 International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265. The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”).

This prospectus relates to the initial public offering of the Fund’s common shares of beneficial interest (the “Common Shares”), par value $0.0001 per Share. See “Underwriting.”

USE OF PROCEEDS

The net proceeds of this offering of the Fund’s Common Shares will be approximately $[    ] ($[   ] if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund will invest in high-quality, short-term debt securities, cash and cash equivalents. Investors should expect that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund would earn interest income at a modest rate.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is to provide current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of current income. There is no assurance that the Fund will achieve its investment objectives.  The Fund’s investment objectives are non-fundamental and may be changed by the Fund’s Board of Directors without Common Shareholder approval.

Primary Investment Policies

A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments. The Fund's investments are actively managed and may be bought or sold on a daily basis.

The Fund seeks its objectives by investing in securities, derivatives and other instruments to establish primarily long investment exposures to emerging markets.  Under normal market conditions, the Fund will invest at least 80% of net assets in income securities of emerging market issuers denominated in local currency and derivative instruments denominated in or based on the currencies, interest rates or credit of emerging market countries. The Fund’s use of derivatives may be extensive, and will create economic leverage in the Fund.

The Adviser will conduct top-down fundamental research based on political and economic analysis at the country level to identify appropriate investments for the Fund.  Factors considered in such research may include a country's (i) economic and political structure, (ii) long run economic and productivity gain, (iii) fiscal and monetary policies, (iv) inflation and interest rates, (v) balance of payments and terms of trade and (vi) other factors, such as flow of funds.  The Fund’s principal investment strategy is to gain exposure to the interest rates, credit and currencies of emerging market countries by purchasing local currency-denominated debt and by entering into foreign currency forward contracts and other derivative positions.  Fund investments will normally consist primarily of sovereign debt and derivatives related to sovereign credit, interest rates or currencies.  Under normal market conditions, the Fund expects typically to have exposure to a minimum of 20 countries.  The Fund’s investments may be highly concentrated in a geographic region. The Fund expects to maintain significant exposure to emerging market interest rates, credit and currencies.

The Fund expects to use leverage, obtained initially through positions in forward foreign exchange contracts and other derivative instruments. The Fund expects to engage in derivative transactions primarily for leverage and investment purposes.  The Fund may also engage in derivative transactions to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of securities or currencies.  Derivatives are financial instruments the value of which is derived from the performance of an underlying reference instrument. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund may enter into a variety of derivative transactions and such transactions may be in the United States or abroad.  The derivative instruments used by the Fund are expected to consist primarily of forward contracts, both deliverable and non-deliverable, but may also include: futures contracts, and options on futures contracts; forward rate agreements; warrants; interest rate, total return, credit default, currency and cross-currency swaps, and options on swaps.

The Fund may hold liquid investments in the United States as collateral to support its positions in derivative instruments.  These investments may include securities issued by the U.S. government and its agencies, including mortgage-backed securities (“MBS”).  The Fund also may engage in securities lending, repurchase agreements and reverse repurchase agreements.

For purposes of the Fund’s 80% policy, emerging market countries are defined to include any country which did not become a member of the Organization for Economic Cooperation and Development prior to 1975, plus Turkey.

“Net assets” means the value of the Fund’s assets, less all liabilities. “Total managed assets” means the value of all assets of the Fund (including assets acquired with leverage) less ordinary liabilities not associated with leverage, plus the notional value of long forward foreign currency contracts and other long derivative positions. See “Management of the Fund — The Adviser.”

Portfolio Contents

Emerging Markets Investments

Emerging markets investments include debt obligations of emerging market governmental and corporate issuers, bank deposits denominated in emerging market currencies and derivatives instruments denominated in or based on the currencies, interest rates or credit of emerging market countries.  Initially, the Adviser expects to focus the Fund's investments on sovereign investments, including debt obligations, bank deposits, and derivatives positions. As the Adviser deems appropriate, the Fund may invest in securities of other emerging market entities.  The Adviser believes that certain emerging market exposures may best be obtained through positions in derivative instruments, based on considerations of transaction and custody costs and risks, operational efficiency and other factors. Derivative positions may also provide the Fund with a cost-effective source of investment leverage.  Through investments in local currency-denominated emerging markets investments, including derivatives, the Fund may have substantial exposure to fluctuations in the values of emerging market currencies and to movements in emerging market interest rates.

Each of the Fund’s primary investment categories is described below. The risks associated with Fund investments, which may be substantial, are set forth in “Risk Considerations.”

Foreign Governmental Securities.  As discussed above, the Fund may invest in the sovereign debt of emerging market countries.  Foreign governmental securities include securities issued or guaranteed by foreign governments (including political subdivisions) and their authorities, agencies or instrumentalities and by supra-national agencies. Foreign governmental securities may have different levels of government support.  For example, some foreign governmental securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Governmental securities of certain issuers may involve greater credit risk as a result of financial or political instability in such countries or due to limitations in the Fund’s ability to enforce its rights against the governmental issuer.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

In addition to investing directly in foreign governmental securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in foreign government securities. These certificates of accrual and similar instruments may be more volatile than other governmental securities.

An investment in sovereign debt obligations involves certain risks distinct from those of corporate debt obligations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Sovereign debt of emerging markets countries may involve a high degree of risk, and may be in default or present the risk of default.

Foreign Corporate Securities.  In certain circumstances, the Fund may gain exposure to emerging markets by investing in securities of corporate and other non-governmental issuers.  Foreign corporate securities include securities issued or backed by corporations domiciled outside the United States and securities issued or backed by foreign subsidiaries of U.S. corporations. Foreign corporate securities denominated in currencies other than the U.S. dollar are subject to currency risk, and such risk may be substantial. Foreign corporate securities are exposed to credit risks comparable to domestic issues of similar investment quality. Such risks will generally be greater for foreign corporate securities that are non-investment grade. Like other fixed income securities, foreign corporate securities are subject to market risk. Their market values fluctuate as interest rates change, generally falling during times of rising interest rates.

Forward Foreign Currency Contracts

The Fund intends to use deliverable and non-deliverable forward foreign currency contracts as a primary component of its investment strategy.  Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty.  In addition to using forward foreign currency contracts to gain desired investment exposures, the Fund may also use forward foreign currency contracts for a variety of hedging purposes.  Cross hedging may involve using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of positions denominated in a different currency.

U.S Government Securities

To maintain positions in forward foreign currency contracts and certain other derivatives, the Fund may be required to post collateral or make margin payments in high grade, liquid assets.  The Fund may invest in securities issued by the U.S. government or its agencies, including mortgage-backed securities (“MBS”), that may be used for such collateral or margin purposes.

U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Mortgage-Backed Securities. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS that the Fund will hold will typically be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating rate tranches, and various other MBS. In choosing among CMO classes, the Adviser will evaluate the total income potential of each class and other factors.

Lower Rated Securities.

Securities and other obligations of many emerging markets issuers may be of below investment grade quality.  Accordingly, in order to implement its investment strategy, the Fund may invest in securities of any investment grade, including those rated below investment grade (which are those rated below Baa by Moody’s Investors Services, Inc. ("Moody’s"), or below BBB by Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or in unrated securities considered to be of comparable quality by the Adviser ("junk investments"). Investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. Rating agencies are private services that provide ratings of the credit quality of certain fixed income securities. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s investment analysis, if applicable, at the time of rating.

Other Fixed-Income Securities

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises, the principal value of inflation-indexed bonds generally will be adjusted upward, and the interest payable on the securities (calculated with respect to a larger principal amount) will be increased. If the index measuring inflation falls, the principal value of inflation-indexed bonds generally will be adjusted downward, and the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Event-Linked Instruments. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or related to defined triggers such as hurricanes, earthquakes, other weather-related phenomena, or statistics relating to such events. Some event-linked bonds are referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the position. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Derivative Instruments

In addition to entering into forward foreign exchange contracts as a means of gaining exposures to emerging market currencies, the Fund may enter into other derivative transactions pursuant to its investment strategy.  Derivatives are financial instruments the value of which is derived from a specified underlying reference instrument.  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator ("reference instruments").  The Fund may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies.   The Fund may also enter into derivative positions to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of its portfolio, and to manage certain investment risks.  Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Options on Securities Indices and Currencies. The Fund may engage in transactions in exchange-traded and over-the-counter (“OTC”) options. Risks associated with transactions in options include imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. In buying a put option, the Fund pays a premium to acquire a right to sell the underlying instrument at the specified exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund may purchase uncovered put options. The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The Fund is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge.  The Fund may also enter swaptions, which are agreements giving the option holder the right (but not the obligation) to enter into or cancel a swap agreement at a future date.

Futures Contracts. The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.  Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Cross-Currency Swaps.  Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

Credit Default Swaps. Credit default swap agreements ("CDS") enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument). The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to utilize CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill its obligations or that the Fund may be required to purchase securities or other instruments to meet delivery obligations. The Fund may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Inflation Swaps. Inflation swaps involve the exchange by the Fund with another party of respective commitments to pay or receive cash based on the performance of one or more reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index.  Contract terms may call for exchanges of cash at periodic intervals during the term of the swap or only upon contract settlement following termination.

Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. These transactions involve risks, including counterparty risk.

Credit Linked Notes, Credit Options and Similar Investments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference instrument"). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Forward Rate Agreements. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including counterparty risk.

Additional Investment Practices

Repurchase Agreements

A repurchase agreement involves the purchase of a security coupled with an agreement to resell it at a specified date and price. Repurchase agreements that mature in more than seven days will be treated as illiquid. In a repurchase agreement, the Fund typically holds collateral initially equal to the repurchase price, including any accrued interest earned on the agreement. The value of the collateral will be marked to market daily and, except in the case of a repurchase agreement entered to facilitate a short sale, the value of such collateral will at least equal 90% of such repurchase price. The terms of a repurchase agreement entered into to facilitate a short sale may provide that the value of collateral received by the Fund is less than the repurchase price. In such a case, the Fund will segregate liquid assets equal to the marked to market value of its obligation to the counterparty to the repurchase agreement. The Fund’s investment in repurchase agreements are subject to the requirements of the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

Cash and Cash Equivalents

The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment vehicle that invests in such instruments.

Forward Commitments

Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, the Fund is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Asset Coverage

To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) offsetting (“covered”) positions in the same type of financial asset, or (2) cash or liquid securities, segregated or earmarked with its custodian, with a value sufficient at all times to cover its potential obligations in excess of the amount covered by offsetting positions. Assets used as cover or segregated/earmarked with the custodian cannot be sold while the position requiring cover is open, unless replaced with other appropriate assets. If a large portion of the Fund’s assets are segregated or committed as cover, it could impede portfolio management flexibility.

Securities Lending

The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be investment grade and when the expected return, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. When the Fund loans securities, it transfers the right to vote such securities to the borrower.

Portfolio Turnover

The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

EFFECTS OF LEVERAGE

The Fund expects to use leverage on an ongoing basis. The Fund expects initially to obtain leverage immediately after the completion of the offering of the Common Shares through positions in forward foreign currency contracts and other derivative instruments. The Fund expects initially to have leverage equal to approximately 30-50% of its total managed assets. The Fund reserves the right in the future to adjust the amount of leverage used and/or to leverage in a different manner. Although there is no current intention to do so, the Fund, in its sole discretion, may employ other forms of leverage, including borrow under a credit facility or commercial paper program and the issuance of debt securities or preferred shares. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Adviser anticipates that the use of leverage should result in higher income to Common Shareholders over time.

Use of leverage creates an opportunity for increased return for Common Shareholders, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Common Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. There is a risk that fluctuations in the cost of leverage may adversely affect the return to the Common Shareholders. If the income derived from investment exposures created with leverage is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. Even if leveraging the Fund results in loss of value or lower distribution amounts, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate.

Changes in the value of the Fund’s portfolio will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets and all such additional fees will be borne by Common Shareholders. “Total managed assets” means the value of all assets of the Fund (including assets acquired with leverage) less ordinary liabilities not associated with leverage, plus the initial notional value of long forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund. The advisory agreement provides that if investment leverage exceeds 50% of the Fund’s total managed assets, the Adviser will not receive a management fee on total managed assets in excess of this amount. See “Management of the Fund” for a detailed description of the calculation of the advisory fee.

The Fund intends to manage its use of leverage through long forward foreign currency contracts and other long derivative positions so that these arrangements will not be considered to create a “senior security” within the meaning of the 1940 Act or the Fund’s investment policies. In this regard, in accordance with guidelines established by the Securities and Exchange Commission, the Fund’s custodian on a daily basis will segregate or earmark in the Fund’s custody account liquid portfolio assets equal to the then current settlement value of the Fund’s obligations under derivative positions used to create leverage.

Capital raised through leverage other than through derivatives will be subject to interest or dividend payments, which may exceed the income and appreciation on the assets purchased. Any future commencement of a borrowing or commercial paper program would involve expenses and other costs, and may limit the Fund’s ability to pay distributions on Common Shares or to engage in other activities.

Under the 1940 Act, the Fund is not permitted to incur debt obligations, including borrowings, unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding debt (i.e., such liquidation value may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. When debt obligations are outstanding, the Fund intends, to the extent possible, to retire such obligations, as necessary, to maintain coverage of any debt obligations of at least 300%.

In addition, borrowing program covenants or the terms of debt securities or preferred shares issued may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act or the Fund’s investment policies. The Fund intends to utilize such methods of leverage only if it anticipated that these asset coverage requirements, covenants or guidelines would not significantly impede Eaton Vance in managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Description of Capital Structure.”

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of a borrowing facility may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the lenders. Such a payment can be expected to decrease the principal amount of debt owed to such lenders.

The Fund’s willingness to utilize leverage for investment purposes, and the amount the Fund will use, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage in the amount of 60% of the Fund’s total managed assets, the additional income that the Fund must earn (net of expenses) in order to cover such leverage costs is [ ]%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in this example.

The following table is designed to illustrate the effect on the return to a Common Shareholder of leverage in the amount of approximately 60% of the Fund’s total managed assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	([ ])%	([ ])%	0%	[ ]%	[ ]%
Corresponding Common Share return assuming 60% leverage	([ ])%	([ ])%	([ ])%	[ ]%	[ ]%

Leverage achieved through the purchase of derivative instruments such as forward foreign currency contracts exposes the Fund to special risks. See “Investment Objectives and Policies — Additional Investment Practices” and “Risk Factors.”

RISK CONSIDERATIONS

General Investing Risks

No operating history.  The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund’s Common Shares have no history of public trading.

Investment and market risk.  An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and investment of the Fund. The value of these positions, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Tax risk.  The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. See “Federal income tax matters.”

Management risk.  The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies to achieve the Fund’s investment objectives. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market price of common shares.  The Fund is a closed-end management investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Market disruption.  The wars in Afghanistan and Iraq and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the global economy and securities markets.

Anti-takeover provisions.  The Fund’s Articles of Incorporation and By-Laws include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board of Directors. These provisions include staggered elections of Directors and require the favorable vote of the holders of at least [75%] of the outstanding shares of the Fund to approve, adopt or authorize certain transactions. See “Description of capital structure—Anti-takeover provisions in the Articles of Incorporation.”

Portfolio Risks

Emerging Markets Risks. Investments in foreign markets including emerging markets could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers

(particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund will invest in the sovereign debt of foreign and emerging market countries, which are securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.  A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Securities markets in emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries are comparatively undeveloped. Securities brokers and other intermediaries in emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Additionally, changes in governments and economies of such countries may result in capital controls or other regulatory measures that may affect the Fund’s ability to satisfy redemptions.

Due to market illiquidity, capital restrictions, withholding taxes and portfolio allocation considerations, a Fund may obtain synthetic exposure to emerging markets by holding derivatives along with cash equivalents, Treasuries, Agency MBS, or other high credit quality investments. Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Fund’s income, gains or initial capital from these countries can occur.

Foreign Currency Risk.  Foreign currency exchange rates may fluctuate significantly over long and short periods of time. Exchange rates are determined by the balance of supply and demand in the currency markets, which is affected by trade and investment flows, relative interest rates, investor sentiment, government policies, political developments and other factors.  Factors influencing currency movements may be unpredictable and difficult to analyze.  Currency investments are subject to significant risk of loss. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Currencies in which the Fund invests or in which its portfolio assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. In certain countries, the central bank manages the currency rate against a basket of one or more index currencies of other major countries. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the index currencies while retaining exposure to the local currency.  In such a situation, the Fund’s strategy could fail if a country changes the announced or implied components of the index currencies against which the Fund has hedged its exposure.  Other risks involved in currency investments include the Fund’s dependence on the Adviser’s ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates.

In addition to gaining investment exposure to emerging markets, the Fund may enter into forward foreign currency contracts for a variety of hedging purposes, including to (1) protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions; and/or (2) hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency.  Although currency hedging transactions when utilized seek to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, a hedging transaction that converts a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward foreign exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty.  Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivatives Risk. The use of derivatives can lead to losses due to adverse movements in the price or value of the reference asset, index, rate or instrument underlying the derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure changes in the value of its investments. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Lower Rated Investments. The Fund may invest in securities of any investment grade, including those rated below investment quality (which are those rated below Baa by Moody’s Investors Services, Inc. ("Moody’s"), or below BBB by Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or in unrated securities considered to be of comparable quality by the Adviser ("junk investments"). Investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals and obtain additional financing may be impaired. The Adviser will take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation held or acquired as a result of any such event. Taking protective action with respect to portfolio obligations in default and assets securing such obligations will result in additional expense.

Rating agencies are private services that provide ratings of the credit quality of certain fixed income securities. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s investment analysis, if applicable, at the time of rating. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning that BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.

Credit Risk. Debt securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt security also may decline because of growing concerns about the issuer’s ability to make principal and interest payments. In the event of bankruptcy of the issuer of income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.  The Fund may invest in unrated obligations.

Interest rate and income risk. The prices of fixed-rate securities held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. In typical market interest rate environments, the prices of longer-term fixed-rate securities tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate securities. A decline in the prices of the fixed-rate securities owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund’s Common Shares. This risk is usually greater among fixed-rate securities with longer maturities or durations.

Call and other reinvestment risks.  If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call is exercised by an issuer during a period of declining interest rates, the Fund is likely to replace the called security with a lower yielding security. This could decrease the Fund’s distributions and possibly affect the market price of Common Shares. Similar risks exist when the Fund invests the proceeds from maturing obligations at market interest rates that are below the Fund’s current earnings rate.

Inflation risk/deflation risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.

Liquidity Risk. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it difficult to sell securities held at desirable times and/or prices. The Fund may not be able to readily dispose of less liquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity of securities held could also affect the market price of the securities, thereby adversely affecting the Fund’s net asset value. At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion or all of such securities. No established resale market may exist for certain of the income securities in which the Fund may invest.

Adviser Fee Conflict Risk.  The fee paid to the Adviser for investment management services will be higher when the Fund uses leverage because the fee will be paid on the basis of the Fund’s total managed assets including assets acquired with leverage. Consequently, the Adviser may have a financial interest for the

Fund to utilize such leverage, which may create a conflict of interest between the Adviser and the Common Shareholders of the Fund.

Effects of Leverage.  Use of leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, increases the likelihood of greater volatility in the net asset value, the market price of and distributions on Common Shares. There can be no assurance that a leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. See “Use of Leverage and Related Risks.”

U.S. Government Securities Risk. U.S. Government securities include Treasury Securities, which differ in their interest rates, maturities and times of issuance, and Agency Securities. Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. [The Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities]. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers. Like other debt securities the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

MANAGEMENT OF THE FUND

Board of Directors

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Board of Directors under the laws of The State of Maryland and the 1940 Act.

The Adviser

Eaton Vance will act as the Fund’s investment adviser and administrator under an Investment Advisory and Administrative Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at 2 International Place, Boston, Massachusetts 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of October 31, 2010, Eaton Vance and its affiliates managed approximately $185.2 billion of fund and separate account assets on behalf of clients. Eaton Vance is a direct wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company engaged primarily in investment management and administration through its subsidiaries and affiliates.

Under the general supervision of the Directors, Eaton Vance will manage the investment and reinvestment of the assets of the Fund and administer its affairs. As investment adviser to the Fund, Eaton Vance will furnish continuously an investment program and will determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Fund’s assets will be held uninvested, subject to the applicable restrictions of the Articles of Incorporation, By-Laws and registration statement of the Fund under the 1940 Act. Eaton Vance is also responsible for managing the business affairs of the Fund, and will provide administrative services including recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund’s business. Eaton Vance will furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its affairs. Eaton Vance will pay the salaries and fees of all officers and Directors of the Fund who are members of the Eaton Vance organization and all personnel of Eaton Vance performing services relating to investment and administrative activities.

In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of [0.65]% of the average daily total managed assets of the Fund, subject to the limitation on total managed assets and the expense reimbursement agreement described below. "Total managed assets" means the value of all assets of the Fund, plus the notional value of long forward foreign currency contracts and other long derivative positions, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The advisory agreement provides that if investment leverage exceeds 50% of the Fund's total managed assets, the Adviser will not receive a management fee on total managed assets in excess of this amount. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including leverage from derivatives investments and the proceeds from any borrowings and from the issuance of preferred shares.

The "notional value" of a long forward foreign currency contracts and other long derivative positions for purposes of calculating total managed assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into. This amount remains constant throughout the life of the derivative contract. However, the negative or positive payment obligations of the Fund under the derivative contract are marked to market on a daily basis and are reflected in the Fund's net assets. For example, if a $100,000 forward foreign currency contract is in the money $1,000, total managed assets would include $101,000 attributable to such contract: the $100,000 notional value of the contract plus the $1,000 positive value to the Fund of the position. Similarly, if such a contract is $1,000 out of the money, total managed assets would include $99,000 attributable to the contract: the $100,000 notional value of the contract minus the $1,000 negative value to the Fund of the position.

Common Shareholders should note that the Adviser may earn substantial fees attributable to the inclusion of the notional value of long positions in forward foreign currency contracts and other long derivative positions in the calculation of total managed assets. The Adviser, in coordination with the custodian, has established compliance monitoring systems to accurately track the level of notional leverage created through long positions in forward foreign currency contracts and other long derivative positions for purposes of determining total managed assets in calculating the management fee. This monitoring function is overseen by the Fund's Chief Compliance Officer and is designed, implemented and monitored separately from portfolio management functions. The Fund's Board will be provided with periodic reports concerning the Fund's use of leverage, including the types and amounts utilized and the impact upon returns to Common Shareholders.

A discussion of the basis for the Directors’ approval of the Advisory Agreement will be included in the Fund’s initial report to shareholders.

Mark S. Venezia, John R. Baur, Michael A. Cirami, Eric [ ] Stein and Michael [ ] O’Brien comprise the investment team responsible for the overall management of the Fund's investments.

Mr. Venezia is a Vice President at Eaton Vance and director of the Global Income Department. He joined Eaton Vance in 1984. He is a CFA charterholder and a member of the Bond Analysts Society, the Ludwig von Mises Institute and the American Economic Association.

Mr. Baur is a Vice President at Eaton Vance and portfolio manager on Eaton Vance’s global income team. He joined Eaton Vance in 2005 and is a member of the Boston Economics Club.

Mr. Cirami is a Vice President at Eaton Vance and portfolio manager on Eaton Vance’s global income team.  He joined Eaton Vance in 2003. He is a CFA charterholder and a member of the Boston Security Analysts Society and the Ludwig von Mises Institute. He also serves as a board member and chairman of the investment committee of the Boston Civic Symphony.

Mr. Stein is a Vice President at Eaton Vance and portfolio manager on Eaton Vance’s global income team. He originally joined Eaton Vance in 2002 and rejoined the company in 2008.  He is a CFA charterholder and a member of the Boston Security Analysts Society and Boston Economics Club. He also serves as a board member and member of the investment committee of the Boston Civic Symphony.

Mr. O’Brien is a Vice President at Eaton Vance and head of global income trading. He joined Eaton Vance in 2005.  He is a CFA charterholder and a member of the Boston Security Analysts Society.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund. The Statement of Additional Information is available free of charge by calling 1-800-225-6265 or by visiting the Fund’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the Statement of Additional Information.

The Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value per share will be determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading (normally 4:00 p.m. eastern time). The Fund’s net asset value per share is determined by State Street Bank and Trust Company, in the manner authorized by the Directors. Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

The Directors have adopted procedures for valuing investments and have delegated to the Adviser the daily valuation of such investments. Securities owned by the Fund normally are valued on the basis of valuations furnished by pricing services. A pricing service considers various factors relating to securities and market transactions to determine value. In certain situations, the Adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than market quotations or the value determined by other funds using their own fair valuation procedures. The Adviser expects to use fair value pricing for Treasury and Agency Securities under limited circumstances, such as when an obligation is not priced by a pricing service. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

DISTRIBUTIONS

The Fund intends to pay regular [quarterly] distributions to Common Shareholders from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution may vary. The tax treatment and characterization of the Fund’s distributions may vary substantially over time based on the nature of the Fund’s investments.  In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. In certain circumstances, this practice may result in a portion of distributions to Common Shareholders being characterized as return of capital for federal income tax purposes as discussed below.  Initial distributions to Common Shareholders are expected to be declared approximately [75] days and are expected to be paid approximately [90 to 120] days after the completion of this offering.

The Fund’s distributions in any year may differ from annual net investment income. The investment income of the Fund will consist of all interest and dividend income accrued on portfolio investments, plus short-term capital gain (including short-term gain on option positions and gain on the sale of portfolio investments held for one year or less) minus long-term capital loss, minus all expenses of the Fund. To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the Fund’s retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Fund’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual net investment income and net capital gain. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net income and gain for that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

Upon commencement of operations, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

FEDERAL INCOME TAX MATTERS [To be updated]

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income.  Such distributions will be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Fund intends to distribute each year all or substantially all of its net investment income.  Distributions by the Fund of investment company taxable income will be taxable to Common Shareholders as ordinary income. The Fund’s income generated from Treasury Securities is exempt from state and local income taxes but is subject to federal income tax at ordinary income rates. Income from Agency Securities is generally subject to federal income tax at ordinary income rates, as well as state and local income taxes where applicable.

Investment by the Fund in zero coupon bonds and certain other securities will cause it to recognize income prior to the receipt of cash payments with respect to these securities. Distribution obligations with respect to such income may require the Fund to borrow money or liquidate securities, and incur associated transaction costs, to generate cash for distribution purposes.

For the Fund’s derivative positions that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding osition at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange-traded index options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s positions in options that do not qualify as “section 1256 contracts” under the Code generally will be taxed governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract,” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund on the sale of the securities.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable shares of any retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for their attributable shares of the tax paid on such gain by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by the difference between the amount of gain and the tax deemed paid by the Common Shareholder. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s net investment income and net capital gain and current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (which rate is scheduled to increase to 20% for tax years beginning after [December 31, 2010]). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Dividends and other distributions on the Fund’s Common Shares are generally subject to federal income tax treatment as described herein to the extent they do not exceed the Fund’s earnings and profits, even though such dividends and other distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

The Fund may invest in securities or enter into positions the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or positions differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code. In addition, certain of the Fund’s expected investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely alter the characterization of certain complex financial transactions and (vi) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.

If the Fund issues preferred shares, the Fund will designate distributions made to holders of Common Shares and to holders of those preferred shares in accordance with each class’s proportionate share of each item of Fund income. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total distributions paid by the RIC during that year to the class.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Shareholders as if received on December 31 of the year in which they were declared.

By law, the Fund must withhold 28% of a Common Shareholder’s dividends and redemption proceeds if the Common Shareholder has not provided a taxpayer identification number or social security number, or if the number provided is incorrect.

In general, distributions (other than capital gain dividends and exempt interest dividends) to a foreign shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Foreign shareholders should consult their tax advisers regarding the possible implications of this legislation for their investment in the Common Shares.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors. For more information, please see the Statement of Additional Information under “Federal income tax matters.” Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including federal and state alternative minimum tax as well as any proposed tax law changes.

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company (“AST” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the

Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

No brokerage charges will apply to reinvested distributions payable in newly issued Common Shares. Each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases of Common Shares in connection with reinvestment of Fund distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days’ notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Please call 1-866-706-0514 between the hours of 9:00 a.m. and 5:00 p.m. eastern time if you have questions regarding the Plan.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a corporation established under the laws of The State of Maryland by the Articles of Incorporation. The Articles of Incorporation provide that the Directors of the Fund may authorize separate classes of shares of beneficial interest. The Directors have authorized the issuance of up to [     ] Common Shares. The Fund intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

Common Shares

The Articles of Incorporation permit the Fund to issue up to [   ] shares of capital stock, all of it originally designated Common Shares. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Directors. The 1940 Act or the terms of any borrowings may limit the payment of distributions to the holders of Common Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Articles of

Incorporation and By-Laws on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Directors may distribute the remaining assets of the Fund among the holders of the Common Shares. The By-Laws provide that Common Shareholders are not liable for any liabilities of the Fund, and provides for the indemnification by the Fund or by any Class or Series thereof of the Shareholders, Directors, officers and employees of the Fund and of such other Persons as the Directors in the exercise of their discretion may deem appropriate or desirable, whether in the By-Laws or by contract, vote or other action of the Directors.

The Directors may amend the Articles of Incorporation without the vote or consent of Common Shareholders to change the name of the Fund or to make such other changes as do not have a material adverse effect on the rights or interests of Common Shareholders under the Articles of Incorporation, or if they deem it necessary to conform the Articles of Incorporation to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Directors. The Common Shares have no preemptive rights.

The Fund will not issue Share certificates.

Repurchase of Common Shares and Other Discount Measures

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Directors have determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions. The Directors, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Directors will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Directors, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

[Preferred Shares

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Articles of Incorporation authorize the issuance of shares of beneficial interest with preference rights (the “preferred shares”) in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Articles of Incorporation and By-Laws) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, shall be entitled to elect two of the Fund's Directors, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by such Rating Agency would be more or less restrictive than as described in this Prospectus.]

[Credit Facility/Commercial Paper Program

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. In the event the Fund in the future determines to engage in investment leverage, in whole or in part, through borrowings, the Fund may enter into definitive agreements with respect to a credit facility, commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility or other borrowing program pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute leverage. Such a facility or commercial paper program would not be expected to be convertible into any other securities of the Fund, outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or other borrowing program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility or other borrowing program against liabilities they may incur in connection therewith.

In addition, the Fund expects that any such credit facility or program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility or other borrowing program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility or other borrowing program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Anti-Takeover Provisions in the Articles of Incorporation

The Articles of Incorporation and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions, to modify its structure or to change the composition of its board, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board. A Director may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

The Articles require a vote by at least a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), and the holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its shareholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.

Reference should be made to the Articles of Incorporation and By-Laws on file with the SEC for the full text of these provisions.

Conversion to Open-End Fund

The Fund may be converted from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act upon an affirmative vote by at least a majority of the Fund's Directors, including a majority of the Independent Directors, and the holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote. The composition of the Fund’s portfolio may prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion could require significant changes in the Fund’s investment policies and liquidation of a portion of its portfolio. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Directors believe that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Directors would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at prices based on net asset value.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, the Underwriters named below, for whom [        ] and [       ] are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares

Total

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken, except that the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $     per Common Share under the initial offering price. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $     per Common Share to the other Underwriters or to certain dealers. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.50% of the initial offering price. Investors must pay for any Common Shares purchased on or before     , 2011.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $            , the total Underwriters’ discounts and commissions (sales load) would be $            , the estimated offering expenses would be $            , $         of which would be borne by the Fund, and the total proceeds to the Fund would be $            .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$20.00	$20.00	$	$
Sales load	$0.90	$0.90	$	$
Estimated offering expenses	$0.04	$0.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$19.06	$	$

The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $     in total, $     of which will be borne by the Fund (or $     if the Underwriters exercise their over-allotment option in full). If the Fund issues preferred shares, the Fund’s Common Shareholders will also bear the expenses of such an offering. The total offering expenses for this offering and any offering of preferred shares are estimated to be approximately $     per share. See “Summary of Fund Expenses.”

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund has applied for listing of its Common Shares on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “[  ].”

The Fund has agreed that, without the prior written consent of [         ] and [     ] on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

●
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

●	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser, and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Prior to the public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of [       ] is [             ].

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to Eaton Vance, certain of its executive officers and affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Additional Compensation to Be Paid by the Adviser

The Adviser (Eaton Vance) has agreed to pay, from its own assets, an upfront marketing and structuring fee to [     ] in the amount of $     (which amount will not exceed     % of gross proceeds) and an upfront structuring fee to [       ]. In contrast to

the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the marketing and structuring fees will be earned by and paid to [        ] and [        ] by the Adviser for advice to the Adviser relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies, and (iv) the overall marketing and positioning thesis for the Fund’s initial public offering. These services provided by [         ] and [         ] to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Adviser (and not the Fund) has agreed to pay from its own assets additional compensation (the “Additional Compensation”) to certain qualified underwriters (the “Qualifying Underwriters”). Qualifying Underwriters receiving the Additional Compensation may be required to meet specified sales targets. Such sales targets, if applicable, may be waived or lowered with respect to any underwriter in the Adviser’s sole discretion. The Additional Compensation will be payable in arrears at the end of each calendar quarter during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund.

 [As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares. Such expenses will not exceed $     in the aggregate, or   % of gross proceeds. The Adviser (and not the Fund) will pay the Additional Compensation and marketing and structuring fees to [      ] and [     ] and certain Qualifying Underwriters, as described above. Total compensation to the Underwriters as described in this paragraph will not exceed     % of the aggregate initial offering price of the Common Shares offered hereby. None of the compensation to be received by Underwriters with respect to additional compensation transactions will be subject to any discount methodology.

CUSTODIAN AND TRANSFER AGENT

[State Street Bank and Trust Company, [  ], Boston, MA [ ]] is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

[American Stock Transfer & Trust Company] is the transfer agent and dividend disbursing agent of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by [         ] and for the underwriters by [          ]. [         ] may rely as to certain matters of Maryland law on the opinion of K&L Gates LLP, Boston, Massachusetts.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                     ], is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[         ]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Page
Additional Investment Information and Restrictions
Directors and Officers
Investment Advisory and Other Services
Portfolio Trading
Federal Income Tax Matters
Other Information
Independent Registered Public Accounting Firm
Report of the Independent Public Accounting Firm
Financial Statements
Appendix A: Proxy Voting Policies	A-1
Appendix B: Ratings of Bonds	B-1

THE FUND’S PRIVACY POLICY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

●
Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

●
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services, such as transfer agents, custodians and broker/dealers.

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Real Estate Management and Boston Management and Research.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Until [ ], 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[             ]Shares

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc.

Common Shares

$20.00 per Share

PROSPECTUS

[                ], 2011

1

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the securities and exchange commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion December 6, 2010

EATON VANCE DIVERSIFIED EMERGING MARKETS LOCAL INCOME FUND, INC.

Two International Place
Boston, Massachusetts 02110
(800) 225-6265

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (the “Fund”) dated [•], 2010, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 1-800-225-6265.

This Statement of Additional Information is dated [•], 2010

TABLE OF CONTENTS

Additional Investment Information and Restrictions

Directors and Officers

Investment Advisory and Other Services

Portfolio Trading

Federal Income Tax Matters

Other Information

Independent Registered Public Accounting Firm

Report of the Independent Public Accounting Firm

Financial Statements

Appendix A	A-1

Appendix B	B-1

”Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective.

Fixed-Income Securities

Fixed-income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-income securities may provide the holder with the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds. The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

Certain securities may permit the issuer to "call" or redeem the securities. If an issuer were to redeem securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Foreign Investments

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not pass-through voting or other shareholder rights and may be less liquid.

3

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Deliverable and non-deliverable forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Emerging Markets

Securities markets in emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries are comparatively undeveloped. Securities brokers and other intermediaries in emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.

Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Additionally, changes in governments and economies of such countries may result in capital controls or other regulatory measures that may affect the Fund’s ability to satisfy redemptions. Due to market illiquidity, capital restrictions, withholding taxes and portfolio allocation considerations, the Fund may obtain synthetic exposure to emerging markets by holding derivatives along with cash equivalents, Treasuries, Agency MBS, or other high credit quality investments. Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Fund’s income, gains or initial capital from these countries can occur.

Lower Rated Securities

Investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods

4

of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals and obtain additional financing may be impaired. The investment adviser will take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation held or acquired as a result of any such event. Taking protective action with respect to portfolio obligations in default and assets securing such obligations will result in additional expense. For a description of corporate bond ratings, see Appendix [  ].

Derivative Instruments

Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance total return (which may be considered speculative) to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the United States or abroad and may include the purchase or sale of futures contracts on securities, securities and other indices, other financial instruments or currencies; options on futures contracts and stock index futures, exchange-traded and over-the-counter options on securities, indices or currencies, including exotic options; the purchase of put options and the sale of call options on securities held, equity swaps, and the purchase and sale of currency futures, forward foreign currency exchange contracts; forward rate agreements; warrants; interest rate, total return, credit default and currency swaps.

Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Fund holds. The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.

Over-the-counter (“OTC”) derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser’s use of derivative instruments will be advantageous to the Fund. The Fund will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of a Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options may be used and may entail greater credit and liquidity risk than those contracts traded on a CFTC-regulated exchange.

Credit Derivatives. Credit derivatives are instruments that derive their value from the credit risks of an entity or group of entities and may be purchased or sold to enhance return, to hedge against fluctuations in securities prices, interest rates and market conditions, or as a substitute for the purchase and sale of securities. From time to time the Fund may use credit derivatives to gain a particular exposure to credit risk. Credit derivatives utilized may include credit default swap agreements, total return swaps or OTC options, where the reference entity (or obligation) is a single entity, a group of entities or an index. The reference entity or entities may be a corporation, the federal government and any of its agencies or instrumentalities, and foreign governments or any of their agencies or instrumentalities. The credit rating of the reference entity will be limited to a rating of BBB or higher by a nationally recognized statistical rating organization.

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Credit Default Swap Contracts. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party (such as a U.S. or corporate issuer) on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have made the payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage because in addition to its total assets, it would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including that the seller may be unable to fulfill its obligations in the transaction.

Credit Linked Notes, Credit Options and Similarly Structured Investments. Credit linked notes are synthetic obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference obligation"). In addition to the credit risk associated with the reference obligation and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Interest Rate and Total Return Swaps and Forward Rate Agreements. The Funds may enter into interest rate and total return swap agreements. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps involve the exchange with another party of each party’s respective commitment to pay or receive interest, e.g., an exchange of fixed rate payments for floating-rate payments. The Fund may enter into interest rate and total return swaps in which payments are not netted or on a net basis. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or total return swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregated asset value at least equal to the accrued excess will be segregated by the Fund’s custodian. Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The Fund may also enter forward rate agreements. Under these agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

Inflation and Inflation Index Derivatives. Inflation and inflation index derivatives (e.g., inflation swaps) involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based off of two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, whereby both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Derivatives on Economic Indices. The Fund may trade derivatives on economic data releases, such as, but not limited to, employment, retail sales, industrial production, inflation, consumer sentiment and economic growth to minimize exposure to adverse market movements in response to the release of economic data and to enhance return. Derivatives on economic indices are currently offered in an auction format and are booked and settled as OTC options. Participants buy and sell these options by submitting limit order bids and offers. Auctions take place at least 24 hours prior to the release of the applicable economic data.

At the close of the auction, orders are filled at the best available price, but within the parameters of the order. Prices of the options are based on the relative demand for their implied outcome. Derivatives on economic statistics are subject to risks similar to those applicable to the derivative instruments described above but may also be subject to additional liquidity risk.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. When the Fund is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the Fund sold the security. Until the security is replaced, the Fund is required to repay the lender any dividends or interest, which accrue during the period of the loan. To borrow the security, it also may be required to pay a premium, which would

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increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales. It will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest it may be required to pay, if any, in connection with a short sale.

MBS

The Fund’s investments in MBS may include conventional mortgage pass-through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped MBS, floating rate MBS listed under "Indexed Securities" and certain classes of multiple class collateralized mortgage obligations (as described below). MBS differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Government National Mortgage Association (“GNMA”) Certificates and Federal National Mortgage Association (“FNMA”) Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. GNMA Certificates and FNMA Mortgage-Backed Certificates are called “pass-through” securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Fund). The Fund may purchase GNMA Certificates, FNMA Mortgage-Backed Certificates and various other MBS on a when-issued basis subject to certain limitations and requirements.

The Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

While it is not possible to accurately predict the life of a particular issue of a mortgage-backed security, the actual life of any such security is likely to be substantially less than the average maturity of the mortgage pool underlying the security. This is because unscheduled early prepayments of principal on a mortgage-backed security will result from the prepayment, refinancing or foreclosure of the underlying loans in the mortgage pool. The monthly payments (which may include unscheduled prepayments) on such a security may be able to be reinvested only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, this type of security is less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment and will reduce performance. If such a security has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current yield and total returns and will accelerate the recognition of income, which when distributed to Fund shareholders, will be taxable as ordinary income.

Asset-Backed Securities

Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial MBS, utilities receivables and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. While asset-backed securities are also susceptible to prepayment risk, the collateral supporting asset-backed securities is generally of shorter maturity than mortgage loans and is less likely to experience

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substantial unscheduled prepayments. However, the collateral securing such securities may be more difficult to liquidate than mortgage loans. Moreover, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain asset-backed securities may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the net asset value of a Fund. The value of an insured security will be affected by the credit standing of its insurer.

Collateralized Mortgage Obligations ("CMOs")

The CMO classes in which the Fund may invest include sequential and parallel pay CMOs, including planned amortization class and target amortization class securities and fixed and floating rate CMO tranches. CMOs are debt securities issued by the FHLMC and by financial institutions and other mortgage lenders, which are generally fully collateralized by a pool of mortgages held under an indenture. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index, such as the London Interbank Offered Rate (LIBOR), the Constant Maturity Treasury (CMT) or the Cost of Funds Index (COFI), subject to an upper limit, or "cap," and sometimes to a lower limit, or "floor."

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Stripped Mortgage-Backed Securities ("SMBS")

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The Fund may invest in SMBS, which are derivative multi-class mortgage securities. The Fund may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgages. A common type of SMBS will have one class receiving all of the interest from the mortgages, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The determination of whether a particular SMBS is liquid will be made by the investment adviser under guidelines and standards established by the Directors of the Fund. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgages are generally higher than prevailing market yields on other MBS because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The investment adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

Indexed Securities

The Fund may invest in securities that fluctuate in value with an index. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. The indexed securities purchased by the Fund may include interest only ("IO") and principal only ("PO") securities, floating rate securities linked to the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged floating rate securities ("super floaters"), leveraged inverse floating rate securities ("inverse floaters"), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.

Risks of Certain Mortgage-Backed and Indexed Securities

The risk of early prepayments is the risk associated with mortgage IOs, super floaters and other leveraged floating rate MBS. The primary risks associated with COFI floaters, other “lagging rate” floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. Although not MBS, index amortizing notes and other callable securities are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. The market values of currency-linked securities may be very volatile and may decline during periods of unstable currency exchange rates.

Mortgage Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Auction Rate Securities

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Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred stocks and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction. The auction agent reviews orders from financial intermediaries on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy the securities. In the event that an auction "fails" (such as if supply exceeds demand for such securities at an auction), each Fund may not be able to easily sell auction rate securities it holds and the auction agent may lower the rate paid to holders of such securities. Since mid-February 2008, existing markets for certain auction rate securities have become generally illiquid and investors have not been able to sell their securities through the regular remarketing or auction process. It is uncertain, particularly in the near term, when or whether there will be a revival of investor interest in purchasing securities sold through auctions. In addition, there may be no active secondary markets for many auction rate securities. Moreover, auction rate securities that do trade in a secondary market may trade at a significant discount from the underlying liquidation or principal amount of the securities. Finally, there recently have been a number of governmental investigations and regulatory settlements involving certain broker-dealers with respect to their prior activities involving auction rate securities.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts ("REITs"), and therefore, are subject to the special risks associated with the real estate industry and market to the extent the Fund invests in REITs. Securities of companies in the real estate industry such as REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs indirectly through the Fund, a Fund will bear REIT expenses.

Equity Investments

Equity investments include common stocks, other equity securities and/or non-income producing equity securities. Equity securities received upon conversion of convertible securities, such as convertible bonds, may be retained. The Fund may also purchase warrants. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They create no ownership rights in the underlying security and pay no dividends. The price of warrants does not necessarily move parallel to the price of the underlying security.

Commodities-Related Investments

Commodities-related investments may be used to hedge a position in a commodity producing country or for non-hedging purposes, such as to gain exposure to a particular type of commodity or commodity market. Commodities related investments include (but are not limited to); commodities contracts, commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities); commodity exchange-traded funds (exchange-traded funds that track the price of a single commodity, such as gold or oil, or a basket of commodities); total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate); commodity-linked notes (providing a return based on a formula referenced to a commodity index); commodity exchange traded notes (non-interest paying debt instruments whose price fluctuates by contractual commitment with an underlying commodities index); sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil); and any other commodities-related investments permitted by law.

To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities investments generates income that is not from a qualified source for purposes of meeting this 90% test. Absent a revenue ruling or other guidance from the Internal Revenue Service (“IRS”), the Fund intends to seek a private letter ruling from the IRS that income (i) from commodity-linked notes or (ii) earned by or allocated to the Fund from the ownership of one or more offshore subsidiaries that hold commodities or commodities-related investments is income from a qualified source for purposes of the 90% test. If the requested ruling is received, the Fund may then establish one or more wholly-owned offshore subsidiaries (expected to be organized in the Cayman Islands) through which it may conduct a significant portion of its commodities investing activities. All income or net capital gain allocated to the Fund from such a subsidiary would be treated as ordinary income to the Fund. The subsidiary would be advised by the investment adviser, or an affiliate thereof, and would be managed in a manner consistent with the Fund’s investment objectives. To the extent the Fund conducts its commodities-related investing through an offshore subsidiary, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of a foreign jurisdiction, which can be effected by developments in that jurisdiction.

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Repurchase Agreements

A repurchase agreement is the purchase of a security coupled with an agreement to resell it at a specified date and price. Repurchase agreements which mature in more than seven days will be treated as illiquid. In a repurchase agreement, the Fund typically holds collateral initially equal to the repurchase price, including any accrued interest earned on the agreement. The value of the collateral will be marked to market daily and, except in the case of a repurchase agreement entered to facilitate a short sale, the value of such collateral will at least equal 90% of such repurchase price. The terms of a repurchase agreement entered into to facilitate a short sale may provide that the value of collateral received by the Fund is less than the repurchase price. In such a case, the Fund will segregate liquid assets equal to the marked to market value of its obligation to the counterparty to the repurchase agreement. The Fund’s investment in repurchase agreements are subject to the requirements of the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Fund could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

Asset Coverage

To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Money Market Instruments

Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity. Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, the investment adviser judges such executing firms’ professional ability and quality of service and use their best efforts to obtain execution at prices which are advantageous and at reasonably competitive spreads.

Warrants

The Fund may from time to time invest a portion of their assets in warrants. Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of the Fund’s investment restrictions).

Short-Term Trading

Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

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Portfolio Turnover

The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rates of the Fund will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to the Fund and may result in the realization of substantial net short-term capital gains.

Lending Portfolio Securities

The Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade at the time a loan is made. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and return of the loaned securities, the Fund would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Temporary Investments

The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1)           Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2)           Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)           Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(4)           Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)           Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements (c) lending portfolio securities and (d) lending cash consistent with applicable law;

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(6)           Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)           Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in any one industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction.

In addition, the Fund may:

(8) Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. In regards to restrictions (1) and (2) above, any borrowing by the Fund (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act. Pursuant to Section 18(a) of the 1940 Act the Fund is required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings. The Fund has no intention to borrow for investment purposes.

For purposes of construing restriction (3) above, collateral and other similar arrangements with exchanges, brokers, futures commission merchants or other applicable parties, as may be relevant, in connection with the Fund’s use of options and futures transactions as described in the Prospectus and this SAI, including in connection with the implementation of the Option Overlay Strategy, will not be deemed to be the purchase of securities on margin.

In regard to restriction (5)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (7), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. The investment adviser generally considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry. If deemed appropriate, the investment adviser may assign an industry classification to the issuer. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

The Fund has adopted the following non-fundamental investment policy which may be changed by the Directors without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon Board of Director approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

normal market conditions, the Fund’s investment program will include investing at least 80% of total net assets in the Emerging Markets Income Strategy, which will typically consist of (a) securities denominated in currencies of emerging market countries, (b) fixed income instruments issued by emerging market entities or sovereigns, and/or (c) derivative instruments, denominated in or based on the currencies, interest rates, or issues of, emerging market countries.

The Fund’s investment objective is considered a non-fundamental policy that may be changed by the Fund’s Board of Directors (the “Directors”) without prior notice to or approval of the holders of the Fund’s common shares (“Common Shareholders”). The Fund’s policy under normal market conditions to invest at least 80% of its net assets in the Emerging Markets Income Strategy is non-fundamental, and may be changed by the Directors following the provision of 60 days’ prior written notice to Common Shareholders.

Whenever an investment policy or investment restriction set forth in the Fund’s prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

DIRECTORS AND OFFICERS

13

The Directors of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Directors and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Director and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

[INDEPENDENT  DIRECTOR  INFORMATION  IN  REQUIRED  TABULAR  FORMAT AND NEW ITEM 18 DISCLOSURE ON SPECIFIC QUALIFICATION OF EACH BOARD MEMBER TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF DIRECTORS.]

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held

Initial Directors
Frederick S. Marius 10/31/63	Director	Since 12/2/2010	Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC.	1
____________________________________________________________
(1)           Includes both Master and Feeder Funds in Master-Feeder Structure.

[The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.]

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupations During Past Five Years

Payson F. Swaffield 8/13/56	President	Since 2010	Chief Income Investment Officer of EVC. Vice President of Eaton Vance and BMR. Officer of 8 registered investment companies managed by Eaton Vance or BMR.
[ ]	Vice President	Since 2010	[BIOS]
[ ]	Vice President	Since 2010	[BIOS]
[ ]	Vice President	Since 2010	[BIOS]
[ ]	Vice President	Since 2010	[BIOS]
BARBARA E. CAMPBELL 6/19/57	Treasurer and Principal Financial Accounting Officer	Since 2010	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 5/24/60	Secretary and Chief Legal Officer	Since 2010	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2010	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies managed by Eaton Vance or BMR.

The Board of Directors has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser to manage the Fund and an administrator to administer the Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of [  ] Directors, including [  ] Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each, an “Independent Director”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss

14

specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Articles of Incorporation or By-laws, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board of Directors and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed the Fund’s CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund shares. The administrator, the investment adviser and the subadviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Board of Directors of the Fund have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. Each of the Committees are comprised of only noninterested Directors.

Mmes. [•] Chair), [•] and [•], and Messrs. [•],[•],[•],[•] and [•] are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Directors with respect to the structure, membership and operation of the

Board of Directors and the Committees thereof, including the nomination and selection of noninterested Directors and a Chairperson of the Board of Directors and the compensation of such persons. As of the date of this SAI, the Governance Committee has met [•] times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Director recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Director if selected for the position, and is received in a sufficiently timely manner.

Messrs. [*] (Chair) and [*], and Mmes. [*] and [*] are members of the Audit Committee. The Board of Directors has designated Mr. [*], a noninterested Director, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of

15

the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Fund. As of the date of this SAI, the Audit Committee has met [•] times.

Messrs. [*] (Chair), [*], [*], [*] and [*], and Ms. [*] are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Directors concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Directors, unless the matter is within the responsibilities of the other Committees of the Board of Directors. As of the date of this SAI, the Contract Review Committee convened [ ] times.

Messrs. [*] (Chair) and [*], and Ms. [*] are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Directors in its oversight of the portfolio management process employed by the Fund and its investment adviser, relative to the Fund’s stated objective, strategies and restrictions; (ii) assist the Board of Directors in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board of Directors in its monitoring of the performance results of the Fund, giving special attention to the performance of the Fund that it or the Board of Directors identifies from time to time. As of the date of this SAI, the Portfolio Management Committee convened [ ] times.

Mr. [*] (Chair) and Mmes. [*] and [*] are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Directors in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Directors and the Fund’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. As of the date of this SAI, the Compliance Reports and Regulatory Matters Committee convened [ ] times.

 Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and all Eaton Vance funds overseen by the Director as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Director in the Eaton Vance Fund Complex
INTERESTED DIRECTORS
[ ].	None	Over $100,000
NONINTERESTED DIRECTORS
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000*
[ ].	None	Over $100,000*

*           Includes shares which may be deemed to be beneficially owned through the Director Deferred Compensation Plan.

As of December 31, 2009, no noninterested Director or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.

During the calendar years ended December 31, 2008 and December 31, 2009, no noninterested Director (or their immediate family members) had:

16

1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2008 and December 31, 2009 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Directors of a company where a noninterested Director of the Fund or any of their immediate family members served as an officer.

Directors of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Fee Plan (the “Directors’ Plan”). Under the Directors’ Plan, an eligible Director may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of funds, and the amount paid to the Directors under the Directors’ Plan will be determined based upon the performance of such investments. Deferral of Directors’ fees in accordance with the Directors’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Director or obligate the Fund to pay any particular level of compensation to the Director. The Fund does not have a retirement plan for its Directors.

The fees and expenses of the Directors of the Fund are paid by the Fund. (Directors of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the Fund’s fiscal year ending February 28, 2011, it is anticipated that the Directors of the Fund will earn the following compensation in their capacities as Directors of the Fund. For the year ended December 31, 2009, the Directors earned the following compensation in their capacities as Directors of the funds in the Eaton Vance fund complex(1). [TO BE COMPLETED BY AMENDMENT]

Source of Compensation of Noninterested Directors	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Fund	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]
Fund Complex(1)	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]
__________

(1)	As of [•], 2010, the Eaton Vance fund complex consisted of [178] registered investment companies or series thereof.
(2)	Includes $80,000 of deferred compensation
(3)	Includes $45,000 of deferred compensation
(4)	Includes $157,500 of deferred compensation

Proxy Voting Policy

The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Directors have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Directors will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Fund’s shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Fund’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

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The Adviser

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory and Administrative Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Directors not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Directors with respect thereto, to the extent not covered by insurance.

The Investment Advisory and Administrative Agreement with the Adviser continues in effect to [•], 2012 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Directors of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Directors of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to an investment advisory and administrative agreement (“Advisory Agreement”) between the Adviser and the Fund, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee for investment advisory services in the amount [  ]% of the Fund’s average daily net assets.

For purposes of this calculation, “net assets” of the Fund shall mean total assets of the Fund, minus all accrued expenses incurred in the normal course of operations.

Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Directors of which are Messrs. Faust and Richardson, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Walter P. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance, with the exception of Messrs. Stein and Langstraat). The Voting Directors have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of and Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV. As indicated under “Directors and Officers,” all of the officers of the Fund hold positions in the Eaton Vance organization.

Portfolio Managers

The portfolio managers of the Fund are [      ], [     ] and [       ] of Eaton Vance. Mr. [  ], Mr. [  ] and Mr. [  ] each manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

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	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
__________

*	In millions of dollars.
**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of December 31, 2010, Mr. [  ] beneficially owned between $50,000-$100,000 and Mr. [  ] and Mr. [   ] each did not beneficially own any shares of funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a

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custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Code of Ethics

The Adviser and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Fund’s Board of Directors, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations.

Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Directors and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

Administrative Services

Under the Investment Advisory and Administrative Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board of Directors. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Directors and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund’s business.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Fund’s investment adviser. The Fund is responsible for the expenses associated with its portfolio

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transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.. The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the Fund. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets. In such cases, the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser’s clients in part for providing brokerage and research services to the Adviser.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Adviser client may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealers that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, an Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the “Third Party Research Services Payment Ratio.”

Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. Research Services received by the Adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the

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securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

If the Adviser executes securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the Adviser generally does not acquire Third Party Research with Fund brokerage commissions, but may do so in the future. Some broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser. The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information. Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Directors of the Trust and the Fund that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

FEDERAL INCOME TAX MATTERS     [TO BE UPDATED]

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carry forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the

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value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

The Fund also seeks to avoid payment of federal excise tax. However, if the Fund fails to distribute in a calendar year at least 98 percent ordinary income for such year and at least 98 percent of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus 100 percent of any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income. Under rules that expire at the end of 2010, such distributions will be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Investment by the Fund in taxable zero coupon bonds and certain other securities will cause it to recognize income prior to the receipt of cash payments with respect to these securities. Distribution obligations with respect to such income may require the Fund to liquidate securities or borrow, and incur associated transaction costs, to generate cash for distribution purposes.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund’s investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered to be capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed  stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

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Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. This election must be made separately for each PFIC, and once made, would be effective for all subsequent taxable years unless revoked with the consent of the IRS. The Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of the Fund consists of securities issued by foreign issuers, the Fund may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Fund, in which event shareholders will include in income, and will be entitled to take any foreign tax credits or deductions for, such foreign taxes.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain. The Fund may invest in other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code. Further, certain of the Fund’s expected investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (ii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing of a purchase or sale of stock or securities for U.S. federal income tax purposes, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by the difference between the amount of gain and the tax deemed paid by the Common Shareholder. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders.

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If, for any calendar year, the Fund’s total distributions exceed the Fund’s net investment income and net capital gain and current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (which rate is scheduled to increase to 20% for tax years beginning after December 31, 2010). Any loss realized upon the sale or exchange of Common Shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in a dividend reinvestment plan or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Certain dividends and capital gain distributions paid by the Fund will constitute investment income of the type subject to this tax.

Dividends and distributions on the Common Shares, are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

If the Fund issues preferred shares, the Fund will designate dividends made to holders of Common Shares and to holders of those preferred shares in accordance with each class’s proportionate share of each item of Fund income. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2010.  The backup withholding rate will be 31% for amounts paid thereafter.   An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a

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shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. This disclosure does not address consequences to nonresident alien individuals who are present in the United States for 183 days or more during the taxable year, and assumes that a foreign shareholder’s ownership of Common Shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States.

A distribution of the Fund’s net investment income (other than capital gain dividends and exempt interest dividends) to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying his entitlement to benefits under a treaty. In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to distributions from the Fund of net capital gains (the excess of the Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) or amounts retained by the Fund that are designated as undistributed net capital gains. The Fund does not expect to be a “United States real property holding corporation” for U.S. federal income tax purposes. If the Fund were a “United States real property holding corporation,” however, upon a disposition of Common Shares and in respect of certain distributions, foreign shareholders that own or have owned more than 5% of the relevant class of the Common Shares would generally be subject to U.S. income tax and required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in common shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Bylaws provide that the Directors will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Articles of Incorporation or Bylaws protect a Director against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Directors.

The Bylaws provide that no person shall serve as a Director if shareholders holding 75% of the outstanding shares entitled to vote for such director have removed him from that office for cause either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Bylaws further provide that the Secretary of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Director or Directors when requested in writing to do so by the record holders of shares entitled to vote a majority of all votes entitled to be cast at such meeting.  The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

26

[               ], is the independent registered public accounting firm for the Fund, providing audit services and consultation with respect to the preparation of filings with the SEC.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

28

FINANCIAL STATEMENTS

EATON VANCE DIVERSIFIED EMERGING MARKETS LOCAL INCOME FUND, Inc.

STATEMENT OF ASSETS AND LIABILITIES

As of [       ], 2011

ASSETS
Cash
Offering costs

Total assets

LIABILITIES
Accrued offering costs

Total liabilities

Net assets applicable to [5,000] common shares ($0.01 par value per share) of beneficial interest issued and outstanding

Net asset value and offering price per share

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on [    ], 2010, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of [5,000] common shares to Eaton Vance Management, the Fund’s investment adviser (the “Adviser”).

Organization costs paid in connection with the organization of the Fund will be borne directly by the Adviser.

The Adviser has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $[   ], of which the Fund would pay $[    ] and Eaton Vance Management would pay $[    ] based on such estimate.

The Fund’s investment objective is to provide current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of current income.  There is no assurance that the Fund will achieve its investment objectives. The Fund seeks its objectives by investing in securities, derivatives and other instruments to establish primarily long investment exposures to emerging markets.  Under normal market conditions, the Fund will invest at least 80% of net assets in fixed income instruments, or other securities, issued by emerging market sovereigns or other entities, and derivative instruments denominated in or based on the currencies, interest rates, or issues of, emerging market countries. The Fund’s use of derivatives may be extensive and will create economic leverage in the Fund.

NOTE 2—ACCOUNTING POLICIES

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Fund’s share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [    ] common shares or $[  ] after taking account of the Fund’s sales load.

NOTE 3—INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT AND SUB-ADVISORY AGREEMENT

Pursuant to an investment advisory and administrative agreement between the Adviser and the Fund, the Fund has agreed to pay the Adviser as compensation a fee in the amount of [  ]% of the Fund’s average daily net assets

 NOTE 4—FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income, including any net realized gain on investments. As of May 20, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

30

Appendix A

DESCRIPTION OF SECURITIES RATINGS(†)

[TO BE ADDED BY AMENDMENT]

A-1

APPENDIX B

EATON VANCE FUNDS
Proxy voting policy and procedures

I. OVERVIEW

The Boards of Directors (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Directors of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services

Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES (“Guidelines”)

A.  General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.  Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

 D.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.  Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1.  WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2.  NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3.  OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

o           A copy of the Advisers’ proxy voting policies and procedures;

o           Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

o           A record of each vote cast;

o            A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

o           Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.  ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

          Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

o           A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

o           The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

o           If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

o           If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

o           The client, in the case of an individual or corporate client;

o           In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

o           The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Diversified Emerging Markets Local Income Fund, Inc.

Statement of Additional Information

[               ], 2011

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
[      ]

Transfer Agent
[          ]

Independent Registered Public Accounting Firm
[          ]

PART C

OTHER INFORMATION

ITEM 25.              FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:
Included in Part A:
Not applicable.
Included in Part B:
Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Notes to Financial Statement*
____________________________
*  To be filed by Amendment

(2)	EXHIBITS:
	(a)	Articles of Incorporation dated December 2, 2010, filed herewith.
	(b)	By-Laws to be filed by amendment.
	(c)	Not applicable.
	(d)	Not applicable.
	(e)	Dividend Reinvestment Plan to be filed by amendment.
	(f)	Not applicable.
	(g)	Investment Advisory and Administrative Agreement to be filed by amendment.
	(h)	Form of Underwriting Agreement to be filed by amendment.
(i)
The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

	(j)	Master Custodian Agreement with State Street Bank & Trust Company to be filed by amendment.
	(k)	(1) Transfer Agency and Services Agreement to be filed by amendment.
(2) Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant's Common Shares to be filed by amendment.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.
(o)	Not applicable.
(p)	Letter Agreement with Eaton Vance Management to be filed by amendment.
(q)	Not applicable.
(r)
Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised October 1, 2008 filed as Exhibit (p)(1) to the Post-Effective Amendment No. 70 of Eaton Vance Series Trust II (File Nos. 02-42722, 811-02258) filed October 27, 2008 (Accession No. 0000940394-08-0013).

(s)	Power of Attorney to be filed by amendment.
ITEM 26.              MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.              OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$_________________
FINRA Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
==-===============
Total	$_________________

ITEM 28.              PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.             NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of December 6, 2010 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $0.01 per share	0

ITEM 30.              INDEMNIFICATION

The Registrant's By-Laws filed herein contain, and the Form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the directors and officers under certain circumstances.

Registrant's directors and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.             BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.              LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.              MANAGEMENT SERVICES

Not applicable.

ITEM 34.              UNDERTAKINGS

1.             The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.             Not applicable.

3.             Not applicable.

4.             Not applicable.

5.             The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.              The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 6th day of December, 2010.

Eaton Vance Diversified Emerging Markets Local Income Fund Inc.

By:           /s/Payson F. Swaffield
Payson F. Swaffield
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Payson F. Swaffield Payson F. Swaffield	President and Chief Executive Officer	12/6/2010
/s/Barbara E. Campbell Barbara E. Campbell	Treasurer (and Principal Financial and Accounting Officer)	12/6/2010
/s/Frederick S. Marius Frederick S. Marius	Director	12/6/2010

INDEX TO EXHIBITS

(a)           Articles of Incorporation dated December 2, 2010